Exhibit 99.2

$671,574,000 (Approximate)

Closed-End Mortgage Loan Asset Backed Notes,
Series 2004-HC1

Household Mortgage Loan Trust 2004-HC1

Household Mortgage Funding Corporation III
(Depositor)

Household Finance Corporation
(Master Servicer)

JOINT BOOKRUNNERS

CITIGROUP	CREDIT SUISSE FIRST BOSTON	HSBC

CO-MANAGERS

BANC OF AMERICA		MORGAN STANLEY

Disclaimer

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and confidential and are intended for use by the addressee only.

These Computational Materials are furnished to you solely by the Underwriters and not by the issuer of the securities or any of its affiliates.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  Neither the Underwriters, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  These Computational Materials may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating the information herein.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.   These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is probable that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and the structure of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication.  The information contained in these Computational Materials will be superseded by the description of the mortgage loans and the other information contained in the final prospectus supplement and prospectus relating to the securities discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting any of the Underwriters’ Trading Desks.  Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, and yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

Forward-Looking Statements

Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as “may,” “will,” “should,” “expects,” “believes,” “anticipates,” “estimates,” or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Cur. Prin. Bal. & CLTV	(% of principal balance)
Current Principal Balance	Up to 70.00%	70.01% to 80.00%	80.01% to 90.00%	90.01% to 95.00%	95.01% to 100.00%	100.01% to 105.00%	Total	Average FICO	WA Loan Rate%
Up to $50,000	0.26	0.29	0.53	0.37	2.44	0.07	3.96	633	10.53
$50,000.01 to $100,000.00	0.86	2.35	3.75	1.46	8.47	1.21	18.10	617	8.55
$100,000.01 to $150,000.00	0.61	2.82	5.11	2.36	14.48	2.84	28.21	619	7.96
$150,000.01 to $200,000.00	0.44	2.28	3.40	1.75	10.65	2.19	20.71	622	7.71
$200,000.01 to $250,000.00	0.14	2.06	2.87	1.36	5.90	0.66	13.00	625	7.52
Over $250,000.00	0.31	2.53	3.99	1.64	7.22	0.32	16.02	624	7.34
Total	2.63	12.34	19.65	8.94	49.15	7.29	100.00	621	7.96

CLTV & FICO	(% of principal balance)
CLTV	N/A	Under 541	541 to 580	581 to 620	621 to 660	661 to 700	Over 700	Total	Avg Cur.Prin.Bal. $	WA Loan Rate%
Up to 70.00%		0.43	0.68	0.66	0.60	0.17	0.08	2.63	94,205.15	8.15
70.01% to 80.00%		0.52	1.31	4.97	3.38	1.50	0.65	12.34	134,557.72	7.38
80.01% to 90.00%		2.58	4.54	5.15	4.30	2.20	0.87	19.65	130,163.69	7.92
90.01% to 95.00%		0.03	0.34	4.55	2.30	1.23	0.48	8.94	124,447.61	7.91
95.01% to 100.00%		—	0.73	25.37	15.09	5.94	2.03	49.15	117,682.36	8.14
100.01% to 105.00%		0.01	0.03	2.38	2.87	1.55	0.46	7.29	126,364.61	7.80
Total		3.58	7.64	43.08	28.55	12.58	4.57	100.00	122,283.39	7.96

Prin Balance & FICO	(% of principal balance)
Current Principal Balance	N/A	Under 541	541 to 580	581 to 620	621 to 660	661 to 700	Over 700	Total	Average CLTV%	WA Loan Rate%
Up to $50,000		0.12	0.23	1.46	1.09	0.73	0.33	3.96	92.89	10.53
$50,000.01 to $100,000.00		1.12	1.92	7.27	5.00	1.83	0.96	18.10	92.30	8.55
$100,000.01 to $150,000.00		1.05	2.34	12.79	7.66	3.22	1.14	28.21	94.58	7.96
$150,000.01 to $200,000.00		0.58	1.27	9.31	6.06	2.70	0.78	20.71	94.57	7.71
$200,000.01 to $250,000.00		0.43	0.76	5.60	3.65	1.80	0.76	13.00	92.92	7.52
Over $250,000.00		0.28	1.11	6.64	5.08	2.31	0.60	16.02	92.36	7.34
Total		3.58	7.64	43.08	28.55	12.58	4.57	100.00	93.53	7.96

CLTV and Loan Rates	(% of principal balance)
CLTV	Under 8.000%	8.000% - 8.999%	9.000% - 9.999%	10.000% - 10.999%	11.000% - 11.999%	12.000% - 12.999%	13.000% and up	Total	Average FICO	WA Loan Rate%
Up to 70.00%	1.60	0.37	0.32	0.16	0.10	0.08	0.01	2.63	595	8.15
70.01% to 80.00%	10.01	1.34	0.64	0.28	0.07	0.01	—	12.34	619	7.38
80.01% to 90.00%	12.74	3.56	2.02	0.99	0.27	0.03	0.04	19.65	603	7.92
90.01% to 95.00%	5.55	2.30	0.71	0.21	0.08	0.05	0.03	8.94	625	7.91
95.01% to 100.00%	27.91	13.41	4.87	1.47	0.77	0.48	0.24	49.15	627	8.14
100.01% to 105.00%	4.96	1.89	0.36	0.03	0.03	0.02	0.01	7.29	640	7.80
Total	62.77	22.86	8.91	3.14	1.32	0.66	0.34	100.00	621	7.96

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Credit Suisse First Boston LLC or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Credit Suisse First Boston LLC, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).